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                                                                   EXHIBIT 10.11
NATIONSBANK, N.A.                               Promissory Note No. ____________
P.O. Box 4
Wichita, Kansas 67201-0004

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 Borrower: New York Bagel Enterprises, Inc.
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 Address: 250 North Water, Suite 300           Maturity Date:
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 City: Wichita                   State: Kansas              Zip: 67202-1213
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                               Promissory Note
$_____________________________                         _________________, 19____

FOR VALUE RECEIVED, the undersigned ("Borrower") unconditionally (and jointly and severally, if more than one) promise(s) to pay to the order of
NationsBank, N.A. ("Bank"), at its principal offices in _____________________ the principal sum of __________________ DOLLARS ($______________________), or
such lesser principal sum as may have been advanced hereunder, in lawful money of the United States of America, together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the RATE per annum indicated below and in accordance with the particular PAYMENT
SCHEDULE indicated below.
The RATE shall be:
/ / ______________________ Prime Rate ________%;  / / A fixed rate of ________%
/ / (Other)____________________________________________________________________
After default the RATE shall be ________% per annum.
A RATE based on the Prime Rate of the Bank will change / / if this box is checked, each time and as of the date that the Prime Rate of the Bank changes, without prior notice to Borrower or / / if this box is checked, as follows:________________________________________________________________________
____________________________________________________________________________ The
_______________ Prime Rate of the Bank means the fluctuating rate of interest established by the Bank from time to time and quoted or described by the Bank as such rate of interest, whether or not such rate shall be otherwise published. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The PAYMENT SCHEDULE shall be as follows:
  Single Payment-Principal and Interest
  / / Principal and interest shall be paid in a single payment / / on DEMAND but in no event later than on __________, 19___, or / / on __________,
       19___.
  Single Payment of Principal-Interest Payment Periodically
  / /  Principal shall be paid in a single payment / / ON DEMAND but in no event later than on __________, 19___, or / / on __________, 19___;
       interest shall be paid / / monthly or / / quarterly or / / semi-annually commencing on __________, 19___, and continuing on the same day of each successive ____________ thereafter with a final payment of all Interest at the time of payment of the principal.
  Installment-Principal plus Interest
  / /  Principal shall be paid in __________________________________
       (__________) equal / / monthly or / / quarterly or / / semi-annual installments of ($______________________________________________________)
       ________________________________________________________________ Dollars
       each, commencing on _____________, 19___, and continuing on the same day of each successive _____________ thereafter with a final payment of all principal due on __________, 19___; interest shall be paid on each principal payment date.
  Installment-Principal and Interest
  / /  Principal and interest shall be paid in
       ____________________________________ (__________) equal / / monthly or / / quarterly or / / semi-annual installments of ($__________________________________________________)
       ________________________________________________________________ Dollars
       each, commencing on _____________, 19___, and continuing on the same day of each successive ___________ thereafter with a final payment of all principal due on _____________, 19___.
  / /  (Other) __________________________________________________________ If any
       payment is not paid within ________ days after the date when due, Borrower shall pay to Bank a late charge, for the purpose of defraying Bank's expenses in handling such late payment, in an amount equal to / / the lesser of $50.00 or 1/2 of 1% of the principal amount outstanding hereunder or / / ________ of scheduled payment.
Collateral: Borrower hereby grants to the Bank a security interest in all deposit accounts of Borrower now or hereafter at the Bank.
/X/   In addition, if this box is checked, this Note is secured by and is entitled to the benefits from the following collateral documents and any other collateral documents now or hereafter held by the Bank:
/X/ Security Agreement(s) dated any date, including, without limitation; SEPTEMBER 5, 1997
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/ /  Pledge Agreement(s) dated any date, including, without limitation;

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/X/  Real Estate Mortgage(s) dated any date, including, without limitation;
     SEPTEMBER 11, 1997
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/ /  Deposit Account Assignment(s) dated any date, including, without limitation;

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/ /  Oil and Gas Mortgage and Security Agreement(s) dated any date, including, without limitation;

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/X/  Other (describe); ASSIGNMENT OF PERMITS, LICENSES AND AGREEMENTS DATED
     SEPTEMBER 5, 1997; AND LOAN AGREEMENT DATED SEPTEMBER 5, 1997.
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               THE ADDITIONAL TERMS AND CONDITIONS SET FORTH ON
            THE REVERSE SIDE OF THIS NOTE ARE A PART OF THIS NOTE.
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                                                     Borrower's Initials:______

ADDITIONAL TERMS AND CONDITIONS
1. Borrower and any co-maker and endorser hereof and any other party hereto and any guarantor hereof (collectively "Obligors") and each of them: (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by Bank of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act, or failure to exercise any right or remedy on the part of the Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note, or under any document or instrument evidencing any security for payment of this Note.
2. Upon the occurrence of any of the following events of default, this Note and any other obligation or liability of Borrower to the Bank shall, at the option of the Bank, become immediately due and payable: (1) default in the performance of any liability or obligation of Borrower or of any co-maker, endorser, guarantor or surety of any liability of Borrower to the Bank, including default in the payment of any part of the principal of or interest upon this Note as the same becomes due; (2) failure of Borrower promptly to furnish additional security when requested by the Bank to do so; (3) Depreciation in value of the collateral or any additions thereto or substitutions therefor, or any part thereof, to the extent that this Note is not regarded by the Bank as properly secured; (4) determination by an officer of the Bank that the collateral has become unsatisfactory to the Bank; (5) determination by an officer of the Bank that a material adverse change has occurred in the financial condition of Borrower or of any co-maker, endorser, guarantor or surety thereof; (6) any other event which causes the Bank, in good faith, to deem itself insecure; (7) the events of default as set forth in the Loan Agreement dated September 5, 1997 by and among Borrower and Bank.
3. If any one or more provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or if any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions shall in no way be affected, prejudiced or disturbed hereby.
4. The Bank shall, to the extent allowable by law, be entitled to recover reasonable attorneys' fees incurred in the collection of this Note.
5. No provision of this Note shall require the payment or permit the collecting of interest in excess of the maximum rate permitted by applicable law; and, if any sum is collected in access of the applicable maximum rate it shall be construed as a mutual mistake of Borrower and Bank and such excess sum shall be credited to principal or, if this Note has been repaid in full, refunded to Borrower.
6. This Note is delivered in and shall be construed under the laws of the State of Kansas
7.   Other Terms, if any:

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"Borrower"                                 "Borrower"
New York Bagel Enterprises, Inc.           Lots A' Bagels, Inc.


By:                                        By:
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   Robert J. Geresi, Chairman and             Robert J. Geresi, President
    Chief Executive Officer